August 7, 2020

Ryan Sutcliffe, Esquire

U.S. Securities & Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re: T. Rowe Price U.S. Treasury Funds, Inc. (“Registrant”)

  U.S. Treasury Long-Term Fund (“Fund”)

 File Nos.: 033-30531/811-5860

Dear Mr. Sutcliffe:

Pursuant to the provisions of Section 20(a) of the Investment Company Act of 1940 and Section 14(a) of the Securities and Exchange Act of 1934, we are filing the preliminary Proxy Statement and accompanying materials for the above listed Registrant. These materials relate to the special meeting of shareholders to be held on September 24, 2020, and are expected to begin mailing to shareholders on September 4, 2020. In order to provide sufficient time for printing so that we can begin mailing on September 4, 2020, we anticipate filing the definitive proxy statement on August 26, 2020.

The matters to be acted on at the meeting, as detailed in the Proxy Statement and accompanying materials, include:

1. To amend the Fund’s investment objective so that the Fund seeks high income consistent with maximum credit protection; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

Please note that the Fund will change its name to the T. Rowe Price U.S. Treasury Long-Term Index Fund and make other changes, effective October 1, 2020, contingent upon shareholder approval of the first proposal. The name change and other changes are described in the enclosed proxy statement and were previously disclosed in a prospectus supplement and prospectus filing (see July 31, 2020 filings pursuant to Rule 497 and 485(a); accession numbers 0001741773-20-002204 and 0001741773-20-002210, respectively).

If you have any questions about this filing, please give me a call at 410-345-6646.

Sincerely,

/s/Brian R. Poole

Brian R. Poole

Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc.